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                                                                   EXHIBIT 10.39


Public Securities Association                                 [PSA LOGO]
40 Broad Street, New York, NY 10004-2373
Telephone (212) 809-7000

                          MASTER REPURCHASE AGREEMENT


                                                 DATED AS OF SEPTEMBER  19, 1995

BETWEEN:

FIRST NATIONWIDE MORTGAGE CORPORATION
AND

LOMAS MORTGAGE USA, INC.

1.       APPLICABILITY

         From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

 2.      DEFINITIONS

         (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or
(ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or
(iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

         (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

         (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

         (d)     "Confirmation", the meaning specified in Paragraph 3(b) hereof;

         (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

         (f) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

         (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

         (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

         (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);
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         (j)     "Pricing Rate", the per annum percentage rate for
determination of the Price Differential;

         (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

         (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

         (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

         (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

         (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

         (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

         (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

 3.      INITIATION; CONFIRMATION; TERMINATION

         (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

         (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

         (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.       MARGIN MAINTENANCE

         (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

         (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

         (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.




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         (d)     Seller and Buyer may agree, with respect to any or all
Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

         (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.       INCOME PAYMENTS

         Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.       SECURITY INTEREST

         Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

7.       PAYMENT AND TRANSFER

         Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in
Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

8.       SEGREGATION OF PURCHASED SECURITIES

         To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE
PURCHASED SECURITIES

         Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
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*        Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
** Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.




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9.       SUBSTITUTION

         (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

         (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.      REPRESENTATIONS

         Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.      EVENTS OF DEFAULT

         In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

         (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

         (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased,
(iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

         (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

         (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

                 (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder




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         or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder: and

                 (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

         (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

         (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

         (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

         (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.      SINGLE AGREEMENT

         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.      NOTICES AND OTHER COMMUNICATIONS

         Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex 11 attached hereto.

14.      ENTIRE AGREEMENT; SEVERABILITY

         This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.      NON-ASSIGNABILITY; TERMINATION

         The rights and obligations of the pates under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be cancelled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.




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16.      GOVERNING LAW

         This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.      NO WAIVERS, ETC.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.      USE OF EMPLOYEE PLAN ASSETS

         (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

         (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.      INTENT

         (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20.      DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

                 The parties acknowledge that they have been advised that:

                 (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

                 (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

                 (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

(Name of Party)                         (Name of Party)
FIRST NATIONWIDE MORTGAGE CORPORATION   LOMAS MORTGAGE USE, INC.

By /s/ J. RANDY SLATT                   By /s/ LOUIS P. GREGORY
Title President                         Title Senior Vice President
Date 9/19/95                            Date 9/19/95




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                                    ANNEX I
                                  (continued)

                             SUPPLEMENTAL TERMS TO
                          MASTER REPURCHASE AGREEMENT,
                    DATED AS OF SEPTEMBER 19, 1995, BETWEEN
                   FIRST NATIONWIDE MORTGAGE CORPORATION AND
                            LOMAS MORTGAGE USA, INC.

1. APPLICABILITY. These Supplemental Terms to Master Repurchase Agreement (the "Supplemental Terms") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions under the Master Repurchase Agreement (the "Master Repurchase Agreement") dated as of September 19, 1995, between First Nationwide Mortgage Corporation and Lomas Mortgage USA, Inc. (the Master Repurchase Agreement, together with these Supplemental Terms, constitutes the "Agreement"). To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2. ADDITIONAL DEFINITIONS. Capitalized terms used in these Supplemental Terms and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions. Unless otherwise indicated, all references to a particular time in the Agreement are to Dallas, Texas time.

         "Agency" shall refer to GNMA, FNMA and/or FHLMC as applicable.

         "Agency Commitment" shall refer to a commitment by an Agency to issue or guaranty an Agency Security, which commitment is valid, binding and in full force and effect.

         "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security.

         "Approvals" shall refer to the approvals of the Takeout Investors described in Paragraph 9(b)(ii) of these Supplemental Terms.

         "Assignment of Trade Letter" shall refer to a letter in the form of Exhibit B hereto, executed by the Seller, the Buyer and the Takeout Investor identified as the "buyer" therein, confirming the assignment to the Buyer of the Seller's rights under a Takeout Commitment.

         "Bankruptcy Code" shall refer to Title 11 of the United States Code.

         "Buyer" shall mean First Nationwide Mortgage Corporation. For purposes of any provision herein which calls for the delivery of documents "to the Buyer" such provision shall include any entity serving as custodian for the Buyer as may be set forth in an agreement among the Seller, the Buyer and such custodian.

         "Buyer's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation and Funding Request.

         "Confirmation and Funding Request" shall have the meaning ascribed to "Confirmation" as set forth in the Master Repurchase Agreement and shall be substantially in the form attached hereto as Exhibit A.

         "Covered" shall have the meaning specified in Paragraph 8(a) of these Supplemental Terms and the term "Coverage" shall have the correlative meaning.

         "FHA" shall refer to the Federal Housing Administration.

         "FHLMC" shall refer to the Federal Home Loan Mortgage Corporation.

         "FHLMC Guide" shall refer to the Freddie Mac Single Family Seller/Servicer Guide, as such guide may hereafter from time to time be amended.

         "FHLMC Security" shall refer to a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Mortgage Loans.

         "FNMA" shall refer to the Federal National Mortgage Association.

         "FNMA Guide" shall refer to the Fannie Mae MBS Selling and Servicing Guide, as such guide may hereafter from time to time be amended.

         "FNMA Security" shall refer to a Guaranteed Mortgage PassThrough Certificate issued and guaranteed by FNMA and backed by a pool of Mortgage Loans.

         "GNMA" shall refer to the Government National Mortgage Association.

         "GNMA Guide" shall refer to the GNMA Mortgage-Backed Securities Guide, as such guide may hereafter from time to time be amended.

         "GNMA Security" shall refer to a fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Mortgage Loans.

         "Housing Authority Mortgage Loans" shall refer to Mortgage Loans offered by the Seller to the Buyer under the Agreement which have been originated under a program administered by a Housing Authority Takeout Investor and with respect to which such Housing Authority Takeout Investor has issued a valid, binding and enforceable commitment to the Seller to purchase Agency Securities to be backed by such Mortgage Loans.

         "Mortgage Loans" shall refer to single family residential mortgage loans.

         "Required Mortgage Documents" with respect to a Mortgage Loan shall refer to (i) the original note which evidences such Mortgage Loan, endorsed in blank and without recourse, (ii) an assignment of the deed of trust or mortgage which secures such Mortgage Loan with the assignee in blank but otherwise in recordable form but not recorded and all interim assignments, if any, (iii) a Warehouse Lender's Release Letter, and (iv) such other documents which relate to such Mortgage Loan as the Buyer may, in its reasonable discretion, require.

         "Securities" shall, in addition to the definition of "Securities" set forth in the Master Repurchase Agreement, include Mortgage Loans, any notes which evidence Mortgage Loans and all documents, including without limitation any of the Required Mortgage Documents, which secure, or otherwise relate to any Mortgage Loan.

         "Seller" shall refer to Lomas Mortgage USA, Inc.

         "Seller's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation and Funding Request.

         "Takeout Commitment" shall refer to a trade confirmation from the Takeout Investor to the Seller confirming the details of a forward trade between the Takeout Investor and the Seller with respect to one or more Agency Securities, which trade confirmation shall be valid, binding and in full force and effect.

         "Takeout Investor" shall refer to (a) the Agencies, (b) the California Public Employees' Retirement System, (c) the entities set forth on Part A of Schedule I (the "Private Takeout Investors"), (d) the entities set forth on Part B of Schedule I (the "Housing Authority Takeout Investors"), and (e) such other securities dealers or other financial institutions as may be acceptable to the Buyer in its sole discretion.

         "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

         "VA" shall refer to the Department of Veterans Affairs.

         "Warehouse Lender's Release Letter" shall refer to (a) a document executed by an entity other than the Seller (the "Warehouse Lender") which states that the Mortgage Loan(s) delivered therewith are delivered in trust and that a security interest therein has been retained by the Warehouse Lender pending payment of the Warehouse Release Purchase Price therefor and that upon payment of such Warehouse Release Purchase Price, such trust will be terminated and all claim of the Warehouse Lender to such Mortgage Loans and such security interest will be released or (b) a document executed by the Seller which states that the Mortgage Loan(s) delivered therewith are not subject to any claim or security interest in favor of any entity.

         "Warehouse Release Purchase Price" shall mean, as to any Mortgage Loan, the amount stated in the Warehouse Lender's Release Letter, if any, applicable thereto, as the amount which must be received by the Warehouse Lender thereunder for the security interest of such Warehouse Lender in such Mortgage Loan to be released.

3.       MODIFICATIONS TO MASTER REPURCHASE AGREEMENT.

         (a) All references to Buyer in the Master Repurchase Agreement shall be deemed to be references to First Nationwide Mortgage Corporation and all references to Seller in the Master Repurchase Agreement shall be deemed to be references to Lomas Mortgage USA, Inc.

         (b) Paragraph 11(d)(ii) of the Master Repurchase Agreement is hereby deleted in its entirety and restated as follows:

                 (ii) as to Transactions in which the defaulting party is the Buyer, at reasonable prices therefor and on such dates as it may determine in its sole discretion, (A) purchase securities or mortgage loans (collectively, "Replacement Securities") of the same class and amount, in the case of securities, and of substantially the same maturity, principal amount and interest rate, in the case of mortgage loans, as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or
         (B) elect, in lieu of purchasing Replacement Securities, to be deemed to have Purchased Replacement Securities.

4.       CONFIRMATION AND FUNDING REQUESTS.

         (a) A Confirmation and Funding Request shall be prepared and duly executed by the Seller and delivered to the Buyer prior to 2:30 p.m. on the business day preceding the proposed Purchase Date for the Transaction. The Buyer shall, as soon as practicable following receipt of a Confirmation and Funding Request and in any event no later than 9:00 a.m. on the proposed Purchase Date, either reject such Confirmation and Funding Request or deliver to Seller a completed and signed Confirmation and Funding Request.

         (b) Each Confirmation and Funding Request shall be binding upon the parties hereto upon written acceptance thereof by the Buyer.

         (c) Notwithstanding the last sentence of Paragraph 3(b) of the Master Repurchase Agreement and except as set forth in Paragraphs 23 and 24 of these Supplemental Terms, in the event of any conflict between the terms of a Confirmation and Funding Request and the Agreement, such Confirmation and Funding Request shall prevail. In the event of any conflict between the terms of a Confirmation and Funding Request and the terms set forth in Paragraphs 23 and 24 of these Supplemental Terms, the terms set forth in Paragraphs 23 and 24 of these Supplemental Terms shall prevail.

5. INCOME PAYMENTS. All payments and distributions, whether in cash or in kind, made on or with respect to the Purchased Securities shall, unless otherwise mutually agreed by the Buyer and Seller, be paid, delivered or transferred:

         (a)     in the case of Agency Securities, directly to the Buyer; and

         (b) in the case of Mortgage Loans, so long as an Event of Default on the part of Seller or an Additional Event of Termination set forth in Paragraph 11 of these Supplemental Terms shall not have occurred and be continuing, directly to Seller from the related mortgagor.

6. MARKET VALUE DETERMINATION. The Buyer shall determine the Market Value for the Purchased Securities from time to time and at such time as it may elect in its sole discretion. Notwithstanding any provision of the Agreement to the contrary, the Buyer shall assign a zero Market Value to any Mortgage Loan (i) that has been delinquent for at least thirty (30) days, or (ii) with respect to which there is a breach of a representation, warranty or covenant made by Seller in the Agreement that materially adversely affects the Buyer's interest in such Mortgage Loan as determined by the Buyer in its sole discretion and which breach has not been cured by Seller prior to the date on which Market Value is being determined; provided, however, that for any Purchased Securities with respect to which (x) the Takeout Commitment relevant to such Purchased Securities remain in full force and effect,
         (y) such Purchased Securities satisfy all applicable requirements of such Takeout Commitment, and (z) the Takeout Investor obligated under such Takeout Commitment remains satisfactory to the Buyer in its reasonable discretion, the Market Value of such Purchased Securities shall be the cash price ultimately payable therefor under the terms of such Takeout Commitment.

7.       INTENT OF THE PARTIES; SECURITY INTEREST.

         (a)     Each Transaction is entered into in contemplation of either
                 (i) the sale of one or more Mortgage Loans or (ii) the issuance of one or more Agency Securities backed by the related Mortgage Loans. Subject to Paragraph 16 of these

                 Supplemental Terms, the parties intend that Seller will act as issuer or seller/servicer with respect to such Mortgage Loans and Agency Securities, as applicable, and that each Agency Security will be issued in the name of, and delivered to or upon the order of, the Buyer.

         (b) The parties intend that each Transaction shall be entitled to the treatment afforded a "repurchase agreement" as defined in
                 Section 101(47) of the Bankruptcy Code. The parties further intend that in the event, for any reason, any Transaction is construed by any court to not be entitled to such treatment, then such Transaction shall qualify as, and be entitled to the treatment afforded to, a "securities contract" as defined in
                 Section 741(7) of the Bankruptcy Code.

         (c) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that the Buyer shall have a perfected first priority security interest in all right title and interest of the Seller in and to (i) the Purchased Securities, (ii) any Takeout Commitment assigned to the Buyer pursuant to the Agreement, and (iii) any proceeds of the foregoing.

         (d) Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the filing of financing statements, or continuation statements to such financing statements or any other filing in connection with the perfection of such security interest and Seller shall pay all fees and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the Buyer in connection with the enforcement of its security interest.

8.       COVERAGE; DELIVERY OF ADDITIONAL DOCUMENTS; ASSIGNMENT.

         (a) Prior to the payment by the Buyer of the Purchase Price on the Purchase Date for each Transaction involving Mortgage Loans which are not Housing Authority Mortgage Loans, the Seller shall deliver to the Buyer evidence that all Mortgage Loans, other than Housing Authority Mortgage Loans, sold to the Buyer and not repurchased by the Seller under this Agreement, after giving effect to the Transaction then contemplated are "Covered." For purposes of the Agreement, the Mortgage Loans other than the Housing Authority Mortgage Loans shall be Covered if and only if:

                 (i) There are Agency Commitments in amounts and with characteristics (including coupon, maturity and type of underlying Mortgage Loans and availability in light of the Seller's other agreements) sufficient to permit the issuance of Agency Securities with respect to all such Mortgage Loans; and

                 (ii) the Seller has delivered to the Buyer fully executed (including facsimile copies of counterparts with originals to follow by overnight delivery service) Assignment of Trade Letters with respect to Takeout Commitments with characteristics (including coupon, maturity and types of Agency Security) sufficient to permit the sale of all Agency Securities to be issued in respect of all such Mortgage Loans for an aggregate purchase price no less than the aggregate Purchase Price for such Mortgage Loans.

         (b) Notwithstanding anything in the Master Repurchase Agreement to the contrary, absent the express consent of the Buyer, Mortgage Loans are the only Securities which the Seller may sell to the Buyer under the Agreement.

         (c) Prior to the payment by the Buyer of the Purchase Price on the Purchase Date for a Transaction and contemporaneously with the delivery by the Seller of the Confirmation and Funding Request with respect to such Transaction, the Seller shall deliver to the Buyer or its agent the Required Mortgage Documents with respect to each Mortgage Loan to be included in such Transaction.

         (d) The delivery to the Buyer of an Assignment of Trade Letter shall constitute the absolute assignment and irrevocable transfer by the Seller to the Buyer of all right, title and interest of the Seller under the Takeout Commitment described therein and shall also constitute the representation and warranty of the Seller that (i) such Takeout Commitment is in full force and effect and is not subject to any claim or right of setoff in favor of the related Takeout Investor, and (ii) the Seller has full right and title to such Takeout Commitment and full right to irrevocably assign and absolutely transfer its interest therein to the Buyer.


9.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Each party represents and warrants, and shall on and as of the Purchase Date of each Transaction be deemed to represent and warrant, as follows:

                 (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties; and

                 (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (b) Seller represents and warrants, and shall on and as of the Purchase Date of each Transaction be deemed to represent and warrant, as follows:

                 (i) The consummation of the Transaction as contemplated herein will not violate any applicable policy, regulation or guideline of the FHA or VA or result in the voiding or reduction of the FHA insurance, VA guarantee or any other insurance or guarantee in respect of any Mortgage Loan, and such insurance or guarantee is in full force and effect or shall be in full force and effect as required by the applicable GNMA Guide, FNMA Guide or FHLMC Guide;

                 (ii) Seller is a GNMA-approved issuer, a GNMA-approved servicer, a FHA-approved mortgagee, a VA- approved lender, a FNMA-approved issuer, a FNMA-approved servicer and/or a FHLMC-approved seller/servicer in good standing, as applicable, and is in good standing with the California Public Employees' Retirement System, each Private Takeout Investor and each Housing Authority Takeout Investor for whom such concept is applicable (collectively for the Agencies and the other Takeout Investors, the "Approvals");

                 (iii) Seller is servicing each Mortgage Loan in strict conformity with the servicing standards described in the provisions of Paragraph 16 of these Supplemental Terms;

                 (iv) Each Mortgage Loan which is not a Housing Authority Mortgage Loan which has been or, pursuant to such Transaction, is to be, sold to the Buyer under the Agreement and has not been repurchased by the Seller is Covered;

                 (v) There exists for each Housing Authority Mortgage Loan a valid, binding and enforceable commitment to the Seller from the Housing Authority which administers the program pursuant to which such Housing Authority Mortgage Loan was originated to purchase Agency Securities to be backed by such Housing Authority Mortgage Loan;

                 (vi) Each and every document, certificate, instrument, insurance policy, escrow and any other item relating to a Mortgage Loan necessary to satisfy the final delivery requirements of FHLMC, FNMA or GNMA as required by the FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable, for the issuance of the related Agency Security are in form and substance acceptable to FHLMC, FNMA or GNMA, as appropriate, and have either been delivered to the Buyer or its agent or are held by the Seller in trust for the Buyer;

                 (vii) Any Agency Commitment relied upon by the Seller for purposes of determining Coverage remains in full force and effect;

                 (viii) The Takeout Commitments and Assignments of Trade Letters relevant to the Agreement are each the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors, rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                 (ix) Each Takeout Commitment assigned by Seller to the Buyer pursuant to Paragraph 8(d) of these Supplemental Terms and each Assignment of Trade Letter delivered to the Buyer pursuant to the Agreement is enforceable by the Buyer against the related Takeout Investor; and

                 (x) Each Mortgage Loan that is the subject of such Transaction is owned by the Seller free and clear of any security interest or lien (or will be, upon payment by the Buyer of the Warehouse Release Purchase Price with respect thereto in accordance with the terms set forth in any Warehouse Lender's Release Letter accompanying the Required Mortgage Documents for such Mortgage Loans).

         (c)     Seller covenants with the Buyer as follows:

                 (i) Seller shall immediately notify the Buyer by telephone and in writing if any Approvals are withdrawn or modified or threatened to be withdrawn or modified or suspended;

                 (ii)     [Intentionally Omitted];

                 (iii) Seller shall be, simultaneously with the payment of the Purchase Price by the Buyer on the Purchase Date, the legal and beneficial owner of such Purchased Securities (and of any related Takeout Commitments) free and clear of any lien, security interest, option or encumbrance except for the security interest created by the Agreement;

                 (iv) Seller shall service the Mortgage Loans in strict conformity with the servicing standards described in the provisions of Paragraph 16 of these Supplemental Terms; and

                 (v) Seller shall pay the legal fees and expenses of Akin, Gump, Strauss, Hauer and Feld, L.L.P., counsel to the Buyer, in connection with the negotiation, preparation and execution of the Agreement, upon the execution and delivery thereof, such fees and expenses to be in the amount of $25,000.

10.      EVENTS OF DEFAULT.

         (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, including the following events:

                 (i) Any governmental or self-regulatory authority shall take possession of the Buyer or Seller or all or substantially all its property or appoint any trustee, receiver, conservator or other official, or the Buyer or Seller shall take any action to authorize any of the actions set forth in this clause
                          (i).

                 (ii) The Buyer or Seller shall have reasonably determined that the other party is or will be unable to meet its commitments under the Agreement, shall have notified such other party of such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within forty-eight (48) hours.

                 (iii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $500,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of 60 days during which execution of such judgment is not effectively stayed.

                 (iv) The Agreement shall for any reason cease to create a valid first priority security interest in any of the Purchased Securities (and Takeout Commitments) purported to be covered thereby; provided, however, that such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing.

                 (v) Any representation or warranty made by Seller in the Agreement shall have been incorrect or untrue in any material respect when made or repeated or when deemed to have been made or repeated and the Buyer's interests shall have been materially adversely affected thereby as determined by the Buyer in its reasonable discretion.

                 (vi) Seller shall breach any covenant in the Agreement and the Buyer's interests shall have been materially adversely affected thereby as determined by the Buyer in its reasonable discretion.

                 (vii) An Act of Insolvency shall occur with respect to a controlling entity of Seller.

                 (viii) Any Approvals of Seller are modified or revoked and the Buyer's interests shall have been materially adversely affected thereby as determined by the Buyer in its reasonable discretion.

         (b) In addition to the other remedies available to the Buyer or Seller upon the occurrence and during the continuance of an Event of Default by the other party, the Buyer shall have the following additional remedies upon the occurrence and during the continuance of an Event of Default by Seller:

                 (i) All rights of Seller to receive payments which it would otherwise be authorized to receive pursuant to Paragraph 5 of these Supplemental Terms shall cease, and all such rights shall thereupon become vested in the Buyer, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by Seller.

                 (ii) The Buyer in its sole discretion may terminate the Seller as the servicer of the Mortgage Loans with respect to which the Seller is the servicer without the payment of any termination fee, penalty or compensation to Seller and all rights of Seller to receive servicing fees shall cease, and all such rights shall thereupon become vested in the Buyer or its designee, which shall thereupon have the sole right to receive such payments and apply them to the aggregate of the unpaid Repurchase Prices owed by Seller; Seller shall deliver all documents with respect to such Mortgage Loans and any related Agency Securities as the Buyer shall in its sole discretion direct.

                 (iii) All payments that are received by Seller contrary to the provisions of the preceding clauses shall be received in trust for the benefit of the Buyer and shall be segregated from other funds of Seller.

         (c) Any sale of Purchased Securities under Paragraph 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner, and in connection therewith, the Seller agrees that the sale of any Purchased Securities pursuant to a Takeout Commitment assigned and transferred to the Buyer by the Seller pursuant to Paragraph 8(d) of these Supplemental Terms shall constitute a sale conducted in a commercially reasonable manner.

         (d) Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses (including reasonable legal fees) incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

11. ADDITIONAL EVENTS OF TERMINATION. At the option of the Buyer, exercised by written notice to Seller, the Repurchase Date for any or all Transactions under the Agreement shall be deemed to immediately occur in the event that:

         (a) In the reasonable judgment of the Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller after the date of the Agreement;

         (b) The Buyer shall request written assurances satisfactory to the Buyer in its sole discretion as to the financial well-being of Seller and such assurances shall not have been provided within seventy-two (72) hours of Seller's receipt of such request;

         (c) Seller shall be in default with respect to any covenants under any material contract or agreement to which it is a party which default results in acceleration of the obligations of Seller under such contract or agreement by any other party thereto; or

         (d) Seller shall consolidate with or merge into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless the surviving or resulting entity shall be acceptable to the Buyer in its sole discretion and such entity expressly assumes by written agreement, executed and delivered to the Buyer in form and substance satisfactory to the Buyer, the performance of all of Seller's duties and obligations under the Agreement.

         The acceleration of the Repurchase Date as provided in this Paragraph 11 shall be in addition to any other rights of the parties to cause such an acceleration under the Agreement. No failure on the part of the Buyer to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right or waiver of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.      FINANCIAL STATEMENTS.

         (a) The Seller shall provide the Buyer copies of such financial information regarding the Seller as is reasonably available and as the Buyer may reasonably request.

         (b) Seller shall provide the Buyer as and when available, at the expense of Seller and upon request of the Buyer, with any and all press releases, announcements and public filings, including but not limited to public filings with the Securities and Exchange Commission.

13. REPURCHASE PRICE; METHOD OF PAYMENTS. The Price Differential shall be payable in arrears with respect to each Transaction involving Mortgage Loans, together with the Purchase Price therefor, on the Repurchase Date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation and Funding Request. Payment of the Repurchase Price and all other amounts owing to the Buyer under the Agreement shall be made by wire transfer in immediately available funds. Payment of the Purchase Price and all other amounts owing to the Seller under the Agreement shall be made by wire transfer in immediately available funds.

14. ADDITIONAL INFORMATION. Seller shall provide the Buyer, from time to time at Seller's expense, with such information of a financial or operational nature as the Buyer may reasonably request promptly upon receipt of such request. The Buyer and its permitted assigns (and its attorneys, auditors and agents when requested by the Buyer) shall have the right, upon reasonable prior written notice to the Seller, to visit the offices of the Seller and to discuss the affairs, finances and accounts of the Seller with, and to be advised as to the same by, its officers and to examine the books of account and records of the Seller pertaining to each Mortgage Loan that is the subject of any Transaction, and to make or be provided with copies and extracts therefrom, and, upon reasonable notice, to discuss the affairs, finances and accounts of the Seller with, and to be advised as to the same by, the independent accountants of the Seller (and by this provision Seller authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Seller is present), all at such reasonable times and intervals and to such reasonable extent as the Buyer may desire. Such inspection shall occur upon the request of the Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) business days after the date of such request. The Seller will pay the reasonable out-of-pocket expenses of the Buyer exercising its rights pursuant to this Paragraph 14.

15. MARGIN MAINTENANCE. Paragraph 4(a) of the Master Repurchase Agreement is hereby modified to provide that if the notice to be given by the Buyer to Seller under such paragraph is given at or prior to 10:00 a.m. on a business day, Seller shall transfer the cash or Additional Purchased Securities to the Buyer prior to the close of business in Dallas, Texas on the date of such notice, and if such notice is given after 10:00 a.m. Seller shall transfer the cash or Additional Purchased Securities prior to the close of business in Dallas, Texas on the business day following the date of such notice.

16. SERVICING ARRANGEMENTS. With respect to any Mortgage Loan purchased by the Buyer hereunder for which the Seller acted as servicer at the time of such purchase:

         (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Mortgage Loans contemplated hereby, Seller shall, prior to the repurchase of such Mortgage Loans, continue to service the Mortgage Loans for the benefit of the Buyer and, if the Buyer shall exercise its rights to sell the Mortgage Loans pursuant to the Agreement, the Buyer's assigns;

         (b) Seller shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in any event in accordance with standards and procedures no less protective of the interests of the owner of the Mortgage Loans than it follows with respect to its own Mortgage Loans; provided, however, that Seller shall at all times comply with applicable law and FHA regulations and VA regulations so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee in respect of any Mortgage Loan is not impaired, voided or reduced and Seller shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans;

         (c) Seller shall provide the Buyer and its permitted assigns with periodic reports concerning the Mortgage Loans with such frequency and containing such information as the Buyer or its permitted assigns may reasonably request; and

         (d) Any Mortgage Loans purchased by the Buyer pursuant to the Agreement shall be purchased "servicing released" and the Buyer shall, in connection with the exercise of its rights to sell the Mortgage Loans in exercise of its remedies under the Agreement, have the option to sell the Mortgage Loans on a servicing released basis without the payment of any termination fee, penalty or compensation to Seller.

17. FURTHER ASSURANCES. At any time and from time to time at the request of the Buyer, and without further consideration, the Seller will execute and deliver, or cause the execution and delivery of, such other instruments of sale, transfer, conveyance, assignment and confirmation and take or cause to be taken such other action as the Buyer may reasonably deem necessary or desirable in order to effect the purposes of the Agreement.

18. THE BUYER AS ATTORNEY-IN-FACT. The Buyer is hereby appointed to act after the occurrence and during the continuation of an Event of Default as the attorney-in-fact of Seller for the purpose of carrying out the provisions of the Agreement and taking any action and executing any instruments that the Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Buyer and its assigns shall have the right and power after the occurrence and during the continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same.

19. NOTICES. All notices and other communications provided for under the Agreement shall be in writing (including telegraphic, facsimile or telex communication), and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notices or communications are to be given; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and provided further, however, that all financial statements delivered shall be hand-delivered or sent by first-class mail.

20. COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

21. INCORPORATION OF TERMS. The Master Repurchase Agreement as supplemented hereby shall be read, taken and construed as one and the same instrument.

22. BINDING EFFECT; ASSIGNABILITY. The Agreement shall be binding upon and inure to the benefit of the Buyer and the Seller and their respective successors and assigns; provided, however, that the Seller shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Buyer, provided that in connection with any such assignment the assignee shall expressly agree in writing to assume all the obligations of the Seller hereunder.

23. MAXIMUM PURCHASE PRICE; PURCHASE AND REPURCHASE DATES. Notwith-standing anything to the contrary in the Agreement or any Confirmation, (a) the maximum Purchase Price to be paid by the Buyer on the Purchase Date relevant to any Mortgage Loan which is not a Housing Authority Mortgage Loan shall be ninety-eight percent (98%) of the principal amount thereof, (b) the maximum Purchase Price to be paid by the Buyer on the Purchase Date relevant to any Mortgage Loan which is a Housing Authority Mortgage Loan shall be eighty-five percent (85%) of the principal amount thereof, (c) the maximum aggregate Purchase Price at any time shall not exceed EIGHTY MILLION DOLLARS ($80,000,000), (d) the Purchase Date for any

         Transaction shall be on or before September 29, 1995, and (e) the Repurchase Date for any Transaction shall be on or before October 2, 1995.

24. USURY SAVINGS. The parties intend to comply with any applicable usury law. Accordingly, in the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, in no event shall the rate of interest contracted for, charged or received for the use, forbearance or detention of money under the Agreement exceed the highest rate permitted by law. If any construction of the Agreement indicates a different right given to the Buyer to ask for or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that the Agreement shall in all things comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that the Buyer shall ever receive, collect or apply as interest, any sum in excess of the maximum nonusurious rate permitted by applicable law (the "Maximum Rate"), if any, such excess amount shall be applied to the reduction of the unpaid principal balance of any indebtedness owed to the Buyer under the Agreement, and if the same be paid in full, any remaining excess shall be paid to the Seller. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, if any, the Seller and the Buyer shall, to the maximum extent permitted under applicable law: (a) characterize any nonprincipal payment as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of the Agreement. To the extent that TEX. REV. CIV. STAT. ANN. art 5069-1.04, as amended (the "Act"), is relevant for purposes of determining the Maximum Rate, such rate shall be determined under the Act pursuant to the "indicated rate ceiling", from time to time in effect, as referred to and defined in article 1.04(a)(1) of the Act; subject, however, to the limitations on such applicable ceiling referred to and defined in article 1.04(b)(2) of the Act, and further subject to any right the Buyer may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

25. Governing Law; Jurisdictional Matters. The Agreement shall be governed by and interpreted in accordance with the laws of the State
         of Texas.    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE
         AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF STATE OF TEXAS, OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THE AGREEMENT, THE PARTIES HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE BUYER FROM OBTAINING JURISDICTION OVER THE SELLER IN ANY COURT OTHERWISE HAVING JURISDICTION.

26. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN, (B) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (C) ACKNOWLEDGE THAT IT ENTERED INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BASED UPON AMONG OTHER THINGS THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

                                                                       EXHIBIT A
                                CONFIRMATION
                                    UNDER
                         MASTER REPURCHASE AGREEMENT
                       DATED AS OF SEPTEMBER 19, 1995
                          BETWEEN BUYER AND SELLER

Buyer:   First Nationwide Mortgage Corporation
         C/O First Nationwide Bank
         200 Crescent Court
         Suite 1350
         Dallas, Texas  75201
         Attention:

Seller:  Lomas Mortgage USA, Inc.
         1600 Viceroy Drive
         Dallas, Texas  75235
         Attention:

Purchased Securities:     Mortgage Loans under the Master Repurchase Agreement
                          dated as of September 19, 1995, between Buyer and Seller (capitalized terms used and not otherwise defined in this Confirmation have the meanings specified in such Master Repurchase Agreement, including the Supplemental Terms attached thereto).
                          The Mortgage Loans offered for sale to the Buyer hereby include any notes which evidence such Mortgage
                          Loans, all other Required Mortgage Documents with respect to such Mortgage Loans, and all other documents which secure, or otherwise relate to, such Mortgage Loans (to the extent not delivered to the Buyer or its agent contemporaneously herewith, all such notes, Required Mortgaged Documents and other documents are held by the Seller in trust for the benefit of the Buyer and will be delivered to the Buyer upon request).

CHECK THE APPLICABLE BOX AND COMPLETE THE BLANKS:

[ ]      The Mortgage Loans are not Housing Authority Mortgage Loans

[ ]      The Mortgage Loans are Housing Authority Mortgage Loans

Aggregate Principal
Balance of                              Number of
Mortgage Loans: _________________       Mortgage Loans: _________________

Purchase Date:            __________________ (Not later than September 29, 1995)

Repurchase Date:          __________________ (Not later than October 2, 1995)

Purchase Price:           98% if not Housing Authority Mortgage Loans

                          85% if Housing Authority Mortgage Loans

Pricing Rate:             Prime Rate

Percentage used
to determine
Buyer's Margin
Amount:                   93% if not Housing Authority Mortgage Loans

                          80% if Housing Authority Mortgage Loans

Percentage used
to determine
Seller's Margin
Amount:                           N.A.


                                        LOMAS MORTGAGE USA, INC.


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________
                                        Date:_________________________________

AGREED AND ACCEPTED

FIRST NATIONWIDE MORTGAGE
 CORPORATION

By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________

Attachment:  Schedule of Mortgage Loans covered hereby

                                 SCHEDULE I TO
                      CONFIRMATION DATED: _______________
                                     UNDER
                          MASTER REPURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 19, 1995
                 BETWEEN FIRST NATIONWIDE MORTGAGE CORPORATION
                          AND LOMAS MORTGAGE USA, INC.

                                 Page 1 of ___

Loan #      Borrower        Loan    Principal     Interest     Loan     Product      Date of      Purchase
              Name         Amount    Balance        Rate       Type       Code         Loan         Price
------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------
Grand Totals
------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                          ASSIGNMENT OF TRADE LETTER



                                [See attached]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           ASSIGNMENT OF TRADE LETTER

                                                                         LOMEGA

         Securities Dealer/Buyer                   Securities, Inc.
         Trade Reference:                          8675309
         Trade Date:                               Oct. 1, 1994
         Security:                                 30 Yr. GNMA 1
         Coupon:                                   9.00%
         Trade Amount:                             $1,000,000
         Amounts Assigned:                          1,000,000
         Settlement Date:                          Nov. 12, 1994
         Trade Price:                              100-02/32s
         Special Instructions:                     ___________________

         Seller:                                   Lomas Mortgage USA, Inc.
         Lender's Trade Reference:                 EV26809

Dear Sirs:

         Regarding the above referenced trade the ("Commitment"), this is to confirm that (i) the Commitment is in full force and effect, (ii) the Commitment has been assigned to First Nationwide Mortgage Corp ("First Nationwide") whose acceptance of such (the "Assignment") is indicated below,
(iii) First Nationwide is obligated to deliver securities to the Securities Dealer named above ("Buyer") in accordance with the Commitment, and (iv) Buyer will accept delivery of said securities from and return funds to First Nationwide in accordance with the Commitment.

         Buyer agrees that upon acceptance of the Assignment, Buyer will release Lomas ("Seller") from any and all obligations in connection with the Commitment. In the event either Buyer or First Nationwide fails to perform or in any way defaults on the terms of the Commitment, the non-defaulting party will have full, undiluted rights of recourse and recovery as provided for in the Commitment.

         The above notwithstanding, if Buyer fails to accept the Assignment, First Nationwide will have no obligations to Buyer or Seller regarding the Commitment.

         Please execute the Agreement in the space provided below and return by facsimile to First Nationwide at (415) 904-0169, ATTN: John Kim. Any questions regarding this Assignment may be directed to Mr. Kim at (415) 904-1423.

Sincerely,

         Seller: Lomas Mortgage USA, Inc.
         By:_____________________________
         Name:___________________________
         Title:__________________________
         Date:___________________________

Agreed to:

         First Nationwide Mortgage Corp     Buyer:
         By:_____________________________   By:_____________________________
         Name:___________________________   Name:___________________________
         Title:__________________________   Title:__________________________
         Date:___________________________   Date:___________________________

                                    ANNEX II

                        NOTICES AND OTHER COMMUNICATIONS

IF TO SELLER:

Name:      Louis P. Gregory       Address: Lomas Mortgage USA, Inc.
Title:     General Counsel                 1600 Viceroy Drive
Telephone: 214-879-7070                    Dallas, Texas 75265-5644
Facsimile: 214-879-7075


IF TO BUYER:

Name:      Christie S. Flanagan   Address: First Nationwide Mortgage Corporation
Title:     General Counsel                 200 Crescent Court, Suite 1350
Telephone: 214-871-5188                    Dallas, Texas 75201
Facsimile: 214-871-5199